EXHIBIT 99.1

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is by and between Show Me Ethanol, LLC (the “Company”) and the State Bank of Slater (“Escrow Agent”), and is executed and delivered as of January 26, 2009.

Recitals

WHEREAS, various members of the Company are making additional capital contribution investments in the Company (each an “Investor” and collectively, the “Investors”); and

WHEREAS, the Company is simultaneously (a) accepting the Investors’ additional capital contributions, (b) executing certain amendments with Ray-Carroll County Grain Growers, Inc. (“Ray-Carroll”) to existing corn supply agreements or making other arrangements mutually acceptable to the Company and Ray-Carroll (the “Contract Amendments”) and (c) executing certain amendments to the Company’s current term and revolving loan agreements (the “Loan Amendments”) with FCS Financial, PCA (“FCS”); and

WHEREAS, each Investor’s additional capital contribution is to be placed in escrow until such time as such additional capital contribution is to be remitted by the Escrow Agent to the Company, or the capital contribution is terminated for failure to satisfy the necessary conditions to closing on or before March 31, 2009 and is to be returned by the Escrow Agent to such Investor, all as hereinafter provided;

Agreements

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Appointment and Agreement of Escrow Agent.  The Company hereby appoints and designates the Escrow Agent as escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2.           Escrow.

2.1           Escrow Deposit; Purpose.  It is anticipated that the Investors will be making additional investments to the Company in the form of additional capital contributions.  The Escrow Agent will hold the capital contribution funds that are delivered to Escrow Agent (the “Escrow Funds”) for the sole purpose of delivering the Escrow Funds to the Company or returning the Escrow Funds to the Investors, all as hereinafter provided.  Either the Company on behalf of an Investor, or Investors directly, may send or deliver funds to the Escrow Agent to be held as Escrow Funds.  No portion of the Escrow Funds will be subject to any lien, attachment, or any other judicial process of any creditor of any party hereto.  The Escrow Agent also agrees to provide the Company within a reasonable time electronic copies or faxes of any Letter of Representations from Investors that may be sent to the Escrow Agent.  The executed original of such Letter of Representations shall be mailed to the Company at the address provided in Section 6.1 upon the request of the Company.

2.2           The Account.  The Escrow Agent will establish a single non-interest bearing account that shall be in the sole name of the Escrow Agent, in its capacity as escrow agent under this Agreement (the “Account”), into which the Escrow Funds will be deposited until distributed or returned as herein set forth.  At no time while any of the Escrow Funds are held by the Escrow Agent under the terms of this Agreement shall the Company have any ownership interest of any kind (whether legal, beneficial or otherwise) in the Account or any of the Escrow Funds.

2.3           Proper Endorsement of Escrow Funds; Collected Funds.  Escrow Agent shall have no duty to accept or deposit any of the Escrow Funds into the Account except Escrow Funds that are delivered to Escrow Agent and that are either made payable to Escrow Agent or  made payable to the Company but properly endorsed by the Company in favor of Escrow Agent.  In addition, Escrow Agent shall be entitled to place a hold on any Escrow Funds that are deposited in the Account until such time as such funds have been collected and constitute collected funds on the records of the Escrow Agent.

2.4           Limited Statement and Reporting Obligations.  Escrow Agent shall have no duty to file or render any tax forms or other reports or statements with respect to the Account or the Escrow Funds other than any statements reflecting the receipt and disbursement of Escrow Funds, a copy of which statements shall be delivered by Escrow Agent to Company upon written request given by the Company to Escrow Agent.

3.           Distributions of the Escrow Funds.  The Escrow Funds shall be distributed as follows:

3.1           The Escrow Agent shall return the Escrow Funds to each Investor (in the amount given by such Investor to Escrow Agent or by the Company on behalf of such Investor to Escrow Agent) as promptly as reasonably possible on or after April 1, 2009 if the Escrow Agent has not disbursed the Escrow Funds to the Company on a date prior to April 1, 2009 as hereinafter provided.

3.2           After the Escrow Funds have been disbursed to the Company pursuant to Section 3.4 below, any additional checks or funds received by the Escrow Agent from Investors that are intended to constitute additional capital contributions to the Company and that were to have been received prior to April 1, 2009 shall be promptly remitted to the Company.

3.3           If the Company does not receive an executed Letter of Representation from an Investor, then in the Company’s sole discretion, the Company may give written instructions to the Escrow Agent (which written instructions must be received by the Escrow Agent prior to the Escrow Agent’s disbursement of any of the Escrow Funds to the Company) to return to the Investor the amount of the Escrow Funds contributed by such Investor.  In connection with remitting or returning any monies under this Agreement to any Investor (and whether such remittance or return of monies is made under this Section 3.3 or any other Section of this Agreement), Escrow Agent shall be entitled to remit or return such monies to such payee that constitutes an Investor as are reflected on Escrow Agent’s books and records without making any further inquiry or investigation of the facts as to whether such books and records are current or correct.

3.4           The Escrow Agent shall disburse the Escrow Funds to the Company (pursuant to the Company’s written instructions that are provided to the Escrow Agent prior to such disbursement) upon the Escrow Agent having received on or prior to March 31, 2009, three (3) certificates, each substantially as attached hereto as Exhibit A, Exhibit B and Exhibit C.  A complete Exhibit A shall be executed and provided by FCS in connection with the closing of the Loan Amendments.  A complete Exhibit B shall be executed and provided by the Company.  Exhibit C shall be executed and provided by Ray-Carroll in connection with the closing of the Contract Amendments.

4.           Term.  This Agreement will continue in full force and effect until such time as all of the Escrow Funds have been distributed or returned as provided under this Agreement.

5.           The Escrow Agent.

5.1           Indemnification of the Escrow Agent.  The Company agrees to indemnify and hold the Escrow Agent harmless from and against any and all costs, charges, damages, and reasonable attorneys’ fees which the Escrow Agent in good faith may incur or suffer in connection with or arising out of this Agreement (other than costs, charges, damages or attorneys’ fees arising out of any act or omission of the Escrow Agent constituting gross negligence or willful misconduct).  The terms and obligations of this Section shall survive the termination of this Agreement, the payment of all amounts hereunder and the resignation, removal or replacement of the Escrow Agent.

5.2           Duties of the Escrow Agent.  The Escrow Agent will have no duties other than those expressly imposed on it under this Agreement and will not be liable for any act or omission except for its own gross negligence or willful misconduct.  The Escrow Agent shall under no circumstance be deemed a fiduciary for any of the Investors, FCS, Ray-Carroll or the Company.  The Escrow Agent may act upon any instrument, certificate or other writing that it believes in good faith to be genuine and to be signed or presented by the proper person or persons.  The Escrow Agent may consult with counsel of its own choice and will be fully protected for any action taken by it hereunder in good faith and in accordance with the advice of such counsel.  Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits).

In the event that (a) any dispute shall arise between any of the Escrow Agent, Company, Investors, Ray-Carroll or FCS with respect to the disposition, disbursement or ownership of any of the Escrow Funds held hereunder or (b) the Escrow Agent shall be uncertain as to how to proceed in a situation not explicitly addressed by the terms of this Agreement whether because of conflicting demands by the Investors, FCS, Ray-Carroll or the Company or otherwise, or as the result of any bankruptcy of the Company, the Escrow Agent shall be entitled to refrain from taking any action and may retain the Escrow Funds, without liability to anyone, until the Escrow Agent shall have received (i) joint written instructions of the Company, each of the Investors, Ray-Carroll, or FCS as the Escrow Agent may reasonably require, directing the disposition of the Escrow Funds or adequately resolving the uncertainty or (ii) a final non-appealable order of a court of competent jurisdiction directing the disposition of the Escrow Funds or adequately resolving the uncertainty along with, if the Escrow Agent shall so require in its sole discretion, a written certification from the Company that such order is final, non-appealable and from a court of competent jurisdiction.  In the alternative, upon a dispute or uncertainty pursuant to clause (a) or (b) above, the Escrow Agent may, at its sole option, deposit the Escrow Funds with a court of competent jurisdiction and thereupon have no further duties or obligations in connection therewith or under this Agreement.

5.3           Fees of the Escrow Agent.  The Company shall unconditionally pay the Escrow Agent a non-refundable fee of $10,000 upon the execution of this Agreement by the Company, and the entire amount of such fee shall be deemed to be fully-earned as of the date of receipt of such payment by the Escrow Agent.  In the event that the Escrow Funds are disbursed by the Escrow Agent in the manner outlined in Section 3.4 above, and provided that the Escrow Agent shall not have been earlier terminated, removed or replaced as the escrow agent under this Agreement and shall not have resigned under this Agreement earlier than the first to occur of the bankruptcy of the Company or April 15, 2009, then the Escrow Agent shall be obligated to pay the Company a sum equal to $3,500.  The Company shall reimburse Escrow Agent for all costs and expenses, including, without limitation, legal expenses and attorneys’ fees, incurred by the Escrow Agent in connection with the preparation of this Agreement.

5.4           Replacement of Escrow Agent; Resignation of Escrow Agent.  The Company may replace Escrow Agent as an Escrow Agent at any time and from time to time by giving written notice to the Escrow Agent of such termination.  In the event that the Escrow Agent is replaced, then Escrow Agent shall have no further duties or obligations under this Agreement other than to remit the Escrow Funds to the replacement escrow agent selected by the Company.  Notwithstanding any provision of this Agreement to the contrary, at any time from and after the earlier to occur of the bankruptcy of the Company or April 15, 2009, and assuming that the Escrow Funds have not been earlier remitted to the Company or returned to the Investors as required under this Agreement, the Escrow Agent may resign from serving as the escrow agent under this Agreement by remitting the remaining Escrow Funds then in possession of Escrow Agent to a court of competent jurisdiction and providing written notice to the Company.  Upon such a resignation the Escrow Agent shall have no further duties or obligations in connection therewith or under this Agreement.

6.           Miscellaneous.

6.1           Notices.  All notices and other communications hereunder will be in writing and will be sufficiently given if made by hand delivery, by telex, by telecopier, or by registered or certified mail (postage prepaid and return receipt requested) to the parties at the following addresses (or at such other address for a party as will be specified by it by like notice), provided that communications given to the Escrow Agent will be considered given when received by the Escrow Agent and, provided, further, that any distributions from the Escrow Funds based upon communications to the Escrow Agent directing it to make a distribution or payment from the Escrow Funds will be made by the Escrow Agent only upon receipt of executed copies of such communication:

(a)           Company:

Show Me Ethanol, LLC
Attn:  General Manager
P. O. Box 9, 26530 E. Highway 24
Carrollton, Missouri 64633

with a copy to:

Paul M. William
Bryan Cave LLP
One Kansas City Place
1200 Main Street, Suite 3500
Kansas City, MO  64105-2100
Telephone:  (816) 374-3266
Fax:  (816) 855-3266

(b)           Escrow Agent:

State Bank of Slater
201 West Maple Street
Slater, Missouri 65349
Attention:  William L. “Bud” Summers

with a copy to:

David A. Goldberg
Polsinelli Shalton Flanigan Suelthaus PC
700 West 47th Street, Suite 1000
Kansas City, Missouri 64112
Telephone:  (816) 360-4380
Fax:  (816) 753-1536

6.2           Benefit and Assignment.  The rights and obligations of each party under this Agreement may not be assigned without the prior written consent of all other parties.  This Agreement will be binding upon and inure to the benefit of the Company and Escrow Agent and their respective successors and permitted assigns.  Nothing in this Agreement, expressed or implied, is intended to or will (a) confer on any person or entity (including, without limitation, any of the Investors, FCS or Ray-Carroll) other than the Company and Escrow Agent, or their respective successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the Company and Escrow Agent as partners or participants in a joint venture.  The Escrow Agent will not be obligated to recognize any such succession or assignment until it receives satisfactory written evidence thereof.  No party other than the Company and Escrow Agent shall be entitled to rely upon any term or provision of this Agreement, and no such other party shall in any manner be deemed to be in privity with the Escrow Agent as the result of this Agreement.

6.3           Entire Agreement; Amendment.  This Agreement contains all the terms agreed upon by the parties with respect to the subject matter hereof.  This Agreement may be amended only by a written instrument signed by the Company and Escrow Agent.

6.4           Headings.  The headings of the sections and subsections of this Agreement are for ease of reference only and will not be deemed to evidence or affect the meaning or construction of any of the provisions hereof.

6.5           Governing Law.  This Agreement will be construed, as to both validity and performance, and enforced in accordance with and interpreted and governed by the laws of the State of Missouri, without giving effect to its conflict of laws principles.

6.6           Counterparts.  This Agreement may be executed in multiple counterparts, all of which taken together will constitute one instrument. A photocopied, telecopied or other electronic signature of Company or Escrow Agent to this Agreement shall have the same force and effect as an original signature.

6.7       Time of the Essence.  Time is of the essence of all provisions of this Agreement.

[Remainder of page intentionally left blank.  Signature page follows.]

Signature Page
to
Escrow Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and effective as of the date first written above.

State Bank of Slater,
as Escrow Agent

By: /s/William L. “Bud” Summers
Title:_____________________________

Show Me Ethanol, LLC,
as the Company

By: /s/Dennis Alt
Title: General Manager

Exhibit A

[FORM OF]
CLOSING CERTIFICATE
FROM FCS FINANCIAL, PCA

I, [INSERT NAME], an authorized signatory of FCS Financial, PCA, in connection with the execution of certain amendments to the existing term and revolving loan agreements (the “Loan Amendments”) between the required lenders (including FCS Financial, PCA) and Show Me Ethanol, LLC, certify that the Loan Amendments have either been executed or that all necessary conditions to effectiveness of the Loan Amendments are satisfied or waived (other than disbursement of the Escrow Funds under the Escrow Agreement between the State Bank of Slater and Show Me Ethanol, LLC) and hereby instruct the State Bank of Slater as Escrow Agent to disburse the Escrow Funds to Show Me Ethanol, LLC in accordance with the terms of the Escrow Agreement.

FCS FINANCIAL, PCA

By:_____________________________ Name:__________________________ Title:___________________________

Exhibit B

[FORM OF]

CLOSING CERTIFICATE FROM

SHOW ME ETHANOL, LLC

I, Dennis M. Alt, General Manager and an authorized signatory of Show Me Ethanol, LLC, hereby instruct the State Bank of Slater as Escrow Agent to disburse the Escrow Funds to Show Me Ethanol, LLC in accordance with the terms of the Escrow Agreement.

SHOW ME ETHANOL, LLC

By: Name: Dennis M. Alt Title: General Manager

Exhibit C

[FORM OF]
CLOSING CERTIFICATE FROM
RAY-CARROLL COUNTY GRAIN GROWERS, INC.

I, Mike Nordwald, General Manager and an authorized signatory of Ray-Carroll County Grain Growers, Inc., certify that all documents relating to the Contract Amendments have either been executed or that all necessary conditions to effectiveness of the Contract Amendments documents are satisfied or waived (other than disbursement of the Escrow Funds under the Escrow Agreement between State Bank of Slater and Show Me Ethanol, LLC) and hereby instruct the State Bank of Slater as Escrow Agent to disburse the Escrow Funds to Show Me Ethanol, LLC in accordance with the terms of the Escrow Agreement.

RAY-CARROLL COUNTY GRAIN GROWERS, INC.

By: Name: Mike Nordwald Title: General Manager